UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2011

Repligen Corporation

(Exact name of registrant as specified in charter)

Delaware	0-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Repligen Corporation (the “Company”) was held on September 27, 2011. Proxies were solicited pursuant to the Company’s proxy statement filed on July 29, 2011, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of the Company’s common stock, $0.01 par value (“Common Stock”), entitled to vote at the Annual Meeting was 30,773,907. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 28,024,730, representing 91% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect the Company’s Board of Directors, (ii) to ratify the appointment of Ernest & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012, (iii) to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers and (iv) to recommend, by non-binding vote, the frequency of votes on executive compensation. The voting results reported below are final.

Proposal 1 – Election of the Board of Directors

Glenn L. Cooper, Karen A. Dawes, Alfred L. Goldberg, Earl Webb Henry, Walter C. Herlihy, Alexander Rich, and Thomas F. Ryan, Jr. were duly elected as the Company’s Board of Directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON- VOTES

Glenn L. Cooper	15,579,097	80.18%	3,850,134	19.82%	8,595,499

Karen A. Dawes	16,074,294	82.73%	3,354,937	17.27%	8,595,499

Alfred L. Goldberg	15,579,059	80.18%	3,850,172	19.82%	8,595,499

Earl Webb Henry	15,579,297	80.18%	3,849,934	19.82%	8,595,499

Walter C. Herlihy	15,570,400	80.14%	3,858,831	19.86%	8,595,499

Alexander Rich	15,511,482	79.84%	3,917,749	20.16%	8,595,499

Thomas F. Ryan, Jr.	15,566,750	80.12%	3,862,481	19.88%	8,595,499

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of Ernest & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN

NUMBER	27,292,551	1,722,168	667,946

PERCENTAGE	91.95%	5.80%	2.25%

Proposal 3 – Advisory Vote on Compensation of the Named Executive Officers

The compensation paid to the Company’s named executive officers was approved on an advisory basis. The results of the vote were as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES

NUMBER	17,039,117	1,722,168	667,946	8,595,499

PERCENTAGE	87.70%	8.86%	3.44%

Proposal 4 – Advisory Vote on the Frequency of Votes on Executive Compensation

The Company’s stockholders recommended, by non-binding vote, an annual vote on the compensation paid to the Company’s named executive officers. The results of the vote were as follows:

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES

NUMBER	17,098,547	611,547	1,549,049	170,088	8,595,499

PERCENTAGE	88.00%	3.15%	7.97%	0.88%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date: September 28, 2011	By:	/s/ Walter C. Herlihy
Walter C. Herlihy
President and Chief Executive Officer